UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 13, 2012

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On November 13, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Nordstrom, Inc. (the “Company”) approved the form of 2013 Nonqualified Stock Option Grant Agreement. Any stock options granted under this agreement will be pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan. Such grants will have a term of ten years with an exercise price equivalent to the fair market value of the Company’s stock on the date of grant. Under the terms of the agreement, vesting of any grant would occur at a rate of 25% annually, beginning one year from the date of the grant. A copy of the form of 2013 Nonqualified Stock Option Grant Agreement is attached hereto as Exhibit 10.1.

In addition, on November 13, 2012, the Committee approved the form of 2013 Performance Share Unit Award Agreement. Performance Share Units (“PSUs”) are granted pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan. PSUs entitle the participant to settle in shares of Company Common Stock, to elect cash in lieu thereof or defer into the Executive Deferred Compensation Plan upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. If granted, any 2013 PSUs will be earned over a three-year period from fiscal year 2013 through fiscal year 2015. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based on the Company’s total shareholder return compared to the total shareholder return of companies in a pre-defined group of retail peers. Additionally, PSUs will only be earned if the Company’s total shareholder return for the period is positive. A copy of the form of 2013 Performance Share Unit Award Agreement is attached hereto as Exhibit 10.2.

In addition, on November 13, 2012, the Committee approved the form of 2013 Restricted Stock Unit Award Agreement. Any Restricted Stock Units (“RSUs”) granted under this agreement will be pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan. RSUs entitle the participant to settle in shares of Company Common Stock after a vesting period set forth in the 2013 Notice of Award of Restricted Stock Units. A copy of the form of 2013 Restricted Stock Unit Award Agreement is attached hereto as Exhibit 10.3.

On November 14, 2012, Nordstrom, Inc. issued a press release announcing that its Board of Directors had approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of 2013 Nonqualified Stock Option Grant Agreement.

10.2	Form of 2013 Performance Share Unit Award Agreement.

10.3	Form of 2013 Restricted Stock Unit Award Agreement.

99.1	Press release of Nordstrom, Inc., dated November 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Dated: November 14, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of 2013 Nonqualified Stock Option Grant Agreement.

10.2	Form of 2013 Performance Share Unit Award Agreement.

10.3	Form of 2013 Restricted Stock Unit Award Agreement.

99.1	Press release of Nordstrom, Inc., dated November 14, 2012.